Fees Summary	Aug. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 16,367,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,505.78
Total Offset Amount	0.00
Net Fee	$ 2,505.78
Final Prospectus	false